EXHIBIT 99

BANK OF HAWAII CORPORATION
CERTIFICATION

We hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of Bank of Hawaii Corporation (the “Issuer”) for the quarterly period ended September 30, 2002 (the “Periodic Report”):

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Michael E. O’Neill
(Signature)
Michael E. O’Neill Chairman, Chief Executive Officer and President

/s/ Allan R. Landon
(Signature)
Allan R. Landon Vice Chairman, Treasurer and Chief Financial Officer October 28, 2002